BlackRock Funds
BlackRock Asset Allocation Portfolio
(the “Fund”)

Supplement Dated June 18, 2009 to the
Prospectus and Statement of Additional Information

Effective immediately, the Fund has added the Standard & Poor’s (“S&P”) 500® Index and the Barclays Capital U.S. Aggregate Bond Index as performance benchmarks. The S&P 500® Index is a widely recognized unmanaged index of stock market performance covering 500 industrial, utility, transportation and financial companies of the U.S. markets. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and Government agency issues with at least one year to maturity. For the one, five, and ten year periods ended December 31, 2008, the average annual total returns for the S&P 500® Index were -37.00%, -2.19% and -1.38%, respectively, and for the one, five, and ten year periods ended December 31, 2008, the average annual total returns for the Barclays Capital U.S. Aggregate Bond Index were 5.24%, 4.65% and 5.63%, respectively. The Fund will also continue to use the S&P 500® (60%) Index/Barclays Capital U.S. Aggregate Bond Index (40%), a customized weighted index, as a perfomance benchmark.

Code# PR&SAI-AA-0109-SUP